SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 18, 2001


             Credit Suisse First Boston Mortgage Securities Corp.,
           ---------------------------------------------------------
           Mortgage-Backed Pass-Through Certificates, Series 2001-11


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

            Delaware                   333-49820               13-3320910
-------------------------------      ------------         ------------------
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
        Incorporation)               File Number)         Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
           --------------------------------------------------------
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------





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Item 5.  Other Events.
----     ------------

     On May 31, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, DLJ Mortgage Capital, Inc., as a seller, Greenpoint Mortgage Funding, Inc., as a seller, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, The Chase Manhattan Mortgage Corporation, as a servicer, Calmco Servicing L.P., as the special servicer, Bank One, National Association, as trustee (the "Trustee"), and the Chase Manhattan Bank, as the trust administrator, providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-11. The Pooling and Servicing Agreement was previously filed on July 18, 2001.

     In addition to the above agreement, Mortgage Guaranty Insurance Corporation issued a Mortgage Guaranty Master Policy, dated as of May 1, 2001 (the "Policy"), providing for the guarantee of certain amounts with respect to the Mortgage Loans upon certain conditions. The Policy is annexed hereto as
Exhibit 99.1

     Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

99.1  MGIC Policy

SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 4, 2002.

                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.



                                      By: /s/  Sharon Joseph
                                          -------------------------------
                                           Name: Sharon Joseph
                                           Title: Vice President



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Exhibit Index


Exhibit                                                                    Page

  99.1               MGIC Policy by and between Mortgage Guaranty
                     Insurance Corporation  and Bank One, National
                     Association dated as of May 1, 2001.                   5